Exhibit 99.4

] Hypogonadal Men with Sexual Dysfunction Benefit from LPCN 1021 (Oral Testosterone) – SOAR (Study of Androgen Replacement) Trial Mohit Khera MD, MBA, MPH 1 , Christina Wang MD 2 , Jed Kaminetsky MD 3 , Adrian Dobs MD, MHS 4 , Irwin Goldstein MD 5 , Anthony DelConte MD 6 , Nachiappan Chidambaram PhD 7 , Satish Nachaegari MPharm 7 , Mahesh Patel PhD 7 and Martin Miner MD 8 1 Baylor College of Medicine, Houston, TX; 2 Harbor−UCLA Medical Center and Los Angeles Biomedical Research Institute, Torrance, CA; 3 University Urology Associates, New York, NY; 4 Johns Hopkins University School of Medicine, Baltimore, MD; 5 Alvarado Hospital, San Diego, CA; 6 Lipocine, Inc. Salt Lake City, UT, and Saint Joseph’s University, Philadelphia, PA; 7 Lipocine, Inc. Salt Lake City, UT; 8 Brown University and the Miriam Hospital, Providence, RI Methods ▪ Randomized active - control, 12 - month , open label, multicenter dose - titration trial. ▪ Hypogonadal men 18 - 80 years (T<300ng/dL on 2 separate days) who received LPCN 1021 (n=210) or Androgel 1.62% (n=104). ▪ For study inclusion, subjects were to be in general good health; no specific sexual dysfunction symptoms precluded subjects from enrollment. ▪ Subjects started LPCN 1021 at 225 mg TU BID and titrated up (Cavg <300 ng/dL) or down (Cmax >1500 ng/dL or Cavg >1140 ng/dL) at Weeks 4 and 8 based on 24 h serum T PK profile obtained at Weeks 3 and 7. ▪ Sexual function and mood changes were assessed by the Psychosexual Daily Questionnaire (PDQ) for 7 days preceding Weeks 1 and 52. ▪ Quality of life was assessed by the SF - 36 questionnaire at Weeks 1and 52. Conclusions Twice daily administration of LPCN 1021 for 52 weeks appeared to improve several sexual function and quality of life parameters in subjects with and without sexual function disorders. Introduction Sexual dysfunction has been associated with hypogonadism. Testosterone (T) therapy is indicated for hypogonadism in men with low serum T and related symptoms. However, topical or parenteral T formulations are associated with inadvertent T transference and poor compliance. T formulations that improve patient compliance, mitigate transference, and achieve consistent serum T levels are needed. LPCN 1021 is a novel oral T undecanoate formulation assessed in a Phase 3 (SOAR) trial that may avoid some undesirable attributes of non - oral T. This subgroup analysis was performed to evaluate the effect of LPCN 1021 on psychosexual symptoms in hypogonadal men with sexual dysfunction. Results ▪ Of 314 hypogonadal subjects, 88 (28%) had a pre - existing sexual function disorder at screening (baseline) and 226 (72%) did not. ▪ Of 88 subjects with pre - existing sexual function disorders , 62 subjects (70%) received LPCN 1021. Subjects with and without sexual dysfunction had comparable demographic and hormone levels at baseline Characteristic Mean (SD) Pre - existing sexual dysfunction N = 88 No pre - existing sexual dysfunction N = 226 P - Value Age, years 56.3 (10.2) 51.9 (9.7) 0.001 BMI, kg/m 2 30.3 (4.0) 31.1 (3.8) 0.090 Baseline T, ng/dL 243.8 (98.7) 247.8 (91.0) 0.750 Baseline SHBG, nmol/L 32.0 (18.3) 29.7 (11.8) 0.261 Baseline DHT, ng/dL 24.1 (10.9) 23.1 (9.7) 0.481 Baseline E2, pg /mL 16.6 (6.7) 18.4 (7.0) 0.043 Weekly Full Erection % 41.5 (28.6) 52.1 (30.2) 0.012 Weekly Maintained Erection (0 - 7 point scale) 2.7 (1.8) 3.2 (2.0) 0.039 Subjects with and without sexual dysfunction (SD) showed statistically significant (p<0.05) improvement for all PDQ scores from baseline to end of study 0 1 2 3 4 5 6 7 Overall Level of Sexual Desire Highest Pleasure w/o Partner Highest Pleasure w/ Partner Positive Mood Negative Mood Weekly Maintained Erection PDQ score (0 to 7 point scale) a With SD condition - baseline With SD condition - end of study No SD condition - baseline No SD condition - end of study 0 2 4 6 8 10 12 Weekly Sexual Activity PDQ score (12 - item checklist) 0 20 40 60 80 100 Percent Full Erection PDQ score (0 - 100%) a Higher scores indicate higher levels of each PDQ subscale. Baseline and end of study values for all PDQ subscores in subjects with and without sexual dysfunction were statistically different (p<0.05). Subjects with and without sexual dysfunction had comparable Cavg24 h levels of the following analytes at Week 13 ▪ Total testosterone: 465.4 vs 473.6 ng/dL, p = 0.828 ▪ Dihydrotestosterone: 112.6 vs 114.7 ng/dL, p = 0.780 ▪ Estradiol: 26.7 vs 29.3 pg /mL, p = 0.189 ▪ Erectile dysfunction ▪ Impotence ▪ Impotence of organic origin ▪ Male erectile disorder ▪ Sexual dysfunction ▪ Premature ejaculation Subjects with the following sexual function disorders recorded in their medical history at screening were classified as having sexual dysfunction for analysis Subjects with and without sexual dysfunction (SD ) showed statistically significant (P<0.05) improvement for SF - 36 subscores of vitality, mental health, m ental component summary, and role physical from baseline to end of study 0 10 20 30 40 50 60 70 80 90 100 Vitality Mental health Mental component summary Role physical SF - 36 score (0 - 100 point scale) With SD condition - baseline With SD condition - end of study No SD condition - baseline No SD condition - end of study a Higher scores indicate improved quality of life levels of each SF - 36 subscale (scores could range from 0 - 100). Comparisons between baseline and end of study for vitality, mental health, mental component summary, and role physical for su bje cts with and without sexual function and fertility disorders were statistically significant (p<0.05).